SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

NexPoint Capital, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(844) 485-9167

May 1, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of NexPoint Capital, Inc. (the “Corporation”) to be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201, on Friday, June 22, 2018, at 8:15 a.m. Central Time (the “Annual Meeting”).

At the Annual Meeting, you will be asked to elect two (2) Class III directors to each serve a three-year term. In addition to voting on the election of directors, which is described in more detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, you will have an opportunity to hear a report on the Corporation and to discuss other matters of interest to you as a stockholder.

It is very important that your shares be represented at the Annual Meeting. We hope that you will be able to attend the Annual Meeting in person. Whether or not you plan to attend, I urge you to please complete, date, sign and mail the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ James Dondero
James Dondero President and Principal Executive Officer

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(844) 485-9167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2018

Notice is hereby given to holders of shares of common stock of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), that the 2018 Annual Meeting of the Stockholders will be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201, on Friday, June 22, 2018, at 8:15 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect each of John Honis and Dustin Norris as a Class III director of the Corporation to serve for a three-year term expiring at the 2021 Annual Meeting of the Stockholders or until his successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

The close of business on April 20, 2018 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call (844) 485-9167 for directions on how to attend the Annual Meeting and vote in person.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be held on June 22, 2018: Copies of these proxy materials, including the Corporation’s Annual Report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://www.proxyonline.com/docs/NexPoint2018.pdf. Copies of the proxy materials are also available upon request, without charge, by writing to AST Fund Solutions, LLC at AST Fund Solutions, ATTN: NexPoint 12592 Fulfillment, 55 Challenger Road, Ridgefield Park, New Jersey 07660, by calling (800) 967-5074, or by sending an e-mail to corporateservices@astfundsolutions.com using subject line: NexPoint 12592 Fulfillment. Stockholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Directors is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Directors,

/s/ Dustin Norris
Dustin Norris Secretary

May 1, 2018

Dallas, Texas

1

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(844) 485-9167

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 22, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), for use at the Corporation’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201, on Friday, June 22, 2018, at 8:15 a.m. Central Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated May 1, 2018. The Corporation is a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (the “Adviser”) serves as the investment adviser and the administrator (“Administrator”) to the Corporation. The principal executive offices of each of the Corporation and the Adviser are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being provided to stockholders on or about May 1, 2018. The Board of Directors (the “Board”) has fixed the close of business on April 20, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 10,386,829 shares of the Common Stock were issued and outstanding, and the Corporation had not issued any shares of preferred stock. Stockholders of the Corporation are entitled to one vote for each share held and fractional votes for each fractional share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a director of the nominees listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the directors referred to in this Proxy Statement and the Notice of Annual Meeting. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Corporation or (iii) returning a properly executed, later-dated proxy.

In addition to soliciting proxies by mail, officers of the Corporation or officers or employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement, the form of proxy and the Corporation’s annual report are available at https://www.proxyonline.com/docs/NexPoint2018.pdf. The Corporation has engaged AST Fund Solutions, LLC, at AST Fund Solutions, ATTN: NexPoint 12592 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660 to provide stockholder meeting services, including the distribution of this Proxy Statement and related materials to stockholders, as well as assisting the Corporation in soliciting proxies for the Annual Meeting, at an approximate cost of $22,000. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Corporation.

Quorum

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote shall constitute a quorum for the Annual Meeting. Shares represented by properly executed proxies with respect to which (i) a vote is withheld or (ii) the stockholder abstains will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Shares of Common Stock held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. Because the election of directors is a non-routine matter, broker non-votes are not entitled to vote at the Annual Meeting. Therefore, broker non-votes will be treated as shares that are not present for quorum purposes at the Annual Meeting.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a quorum is present.

Vote Required

The election of a director requires the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Abstentions are counted as present at the Annual Meeting but, assuming the presence of a quorum, will have the effect of a vote against each nominee.

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Annual Meeting. The election of a director is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the proposal at the Annual Meeting to elect each of John Honis and Dustin Norris as a Class III director of the Corporation. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the election of the Class III directors at the Annual Meeting.

THE PROPOSAL

ELECTION OF DIRECTORS

The Board is currently composed of six directors, who are divided into three classes with staggered terms of three years each, with the term of office of one of the three classes expiring at each annual meeting of the stockholders. At the Annual Meeting, the holders of the Corporation’s shares of Common Stock are being asked to re-elect John Honis and to elect Dustin Norris as Class III Directors of the Corporation, each to serve for a three-year term expiring at the 2021 Annual Meeting of Stockholders or until his respective successor is duly elected and qualifies. Mr. Honis is currently serving as a Class III Director of the Corporation and has agreed to continue to serve as a Class III Director, if re-elected. Dustin Norris was appointed to serve as a Director of the Fund at a Meeting of the Board held on February 7, 2018. If Messrs. Honis and Norris are not available for re-election and election, respectively, at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Corporation’s Governance Committee may select.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS DIRECTORS.

Qualifications and Additional Information about each Director Nominee and Continuing Directors

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for director or the individuals serving as continuing directors of the Corporation should be nominated or so serve, as well as each nominee’s and each director’s name and certain biographical information as reported by them to the Corporation. Among the factors the Board considered when concluding that an individual should be a nominee for director or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Director and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Corporation’s Governance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of each director nominee and each continuing director, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Corporation, were a significant factor in the determination that the individual should be a nominee for director or serve as a director of the Corporation. Each director nominee’s and each continuing director’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Nominees for Class III Directors

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Director

John Honis (4) (6/16/1958)	Director	Nominee for 3 year term (expiring at 2021 annual meeting); Class III Director since 2014	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	Manager of Turtle Bay Resort, LLC; Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Interested Director

Dustin Norris (1/6/1984)	Director	Nominee for 3 year term (expiring at 2021 annual meeting); Class III	Secretary of Highland Floating Rate Opportunities Fund (“FRO”), Highland Global Allocation Fund II	None	Significant experience in the financial industry; significant managerial and executive

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
		Director since February 2018; Secretary since 2014	(“GAFII”), Highland Funds I (“HFI”) and Highland Funds II (“HFII”) since October 2017; Assistant Secretary of FRO and GAF II from August 2017 to October 2017; Chief Product Strategist at Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund (“NHF”) since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the Corporation since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and		experience, including experience as an officer of the Highland Fund Complex since 2012.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Latin American Opportunities Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

Class I Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Directors

Bryan A. Ward (2/4/1955)	Director and Chairman of the Audit and Qualified Legal Compliance Committee	Term expires 2019; Class I Director since 2014	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Ethan Powell (5) (6/20/1975)	Director and Chairman of the Board	Term expires 2019; Class I Director since 2014	President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund	Trustee of Impact Shares Funds I Trust.	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Directors

Timothy K. Hui (6/13/1948)	Director	Term expires 2020; Class II Director since 2014	Dean of Educational Resources since July 2012 at Cairn University.	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Dr. Bob Froehlich (4/28/1953)	Director	Term expires 2020; Class II Director since 2014	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (since May 2017); and Chairman and Director of First Capital Investment Corp. (since March 2017).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

(1)	The address for each nominee and director is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	On an annual basis, as a matter of Board policy, the Governance Committee reviews each director’s performance and determines whether to extend each such director’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a director of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
(3)	Each nominee and director oversees 25 portfolios in the Fund Complex. The “Highland Fund Complex” consists of the Corporation, NHF, each series of HFI, each series of HFII, FRO, GAF II, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, and NexPoint Healthcare Opportunities Fund.
(4)	Since May 1, 2015, Mr. Honis has been treated as an Independent Director of the Corporation. Prior to that date, Mr. Honis was treated as an Interested Director because he was a partner of an investment adviser affiliated with the Investment Adviser until his resignation in November 2014. As of January 31, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $720,000 from another affiliate of the Investment Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Investment Adviser. During the Corporation’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Corporation.
(5)	Prior to December 8, 2017, Mr. Powell was treated as an Interested Director of the Corporation for all purposes other than compensation and the Corporation’s code of ethics.

Information about the Executive Officers

Set forth below are the names and certain information regarding the Corporation’s executive officers. Each executive officer serves until his successor has been duly elected and qualifies, or until his earlier resignation or removal.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Principal Occupation(s) During Past Five Years
James Dondero (6/29/1962)	President and Principal Executive Officer since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of HFI) and a Portfolio Manager of the Corporation since 2014; President of NexPoint Real Estate Advisors, L.P. since May 2015; President of NexPoint Real Estate Advisors II, L.P. since June 2016; President and Portfolio Manager of NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Strategic Income Fund since 2016.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Principal Occupation(s) During Past Five Years
Frank Waterhouse (4/14/1971)	Treasurer, Principal Financial Officer and Principal Accounting Officer since May 2015	Principal Financial Officer and Principal Accounting Officer of FRO, GAFII, the Corporation, NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of FRO and GAFII since August 2017; Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of the Corporation, NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015, Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Treasurer of NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Strategic Income Fund since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer since March 2017	Assistant Treasurer of HFI, HFII, NHF, the Corporation and NexPoint Real Estate Strategies Fund since March 2017; Chief Accounting Officer at Highland Capital Management, L.P. since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer of FRO and GAFII since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of HFI, HFII, the Corporation, NHF, and NexPoint Real Estate Strategies Fund since September 2015; and Chief Compliance Officer for HCMFA and NexPoint since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

(1)	The address for each officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to our Common Stock, as of February 28, 2018, for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group.

Name and Address(1)	Type of Ownership	Shares Owned	Value of Securities	Percentage of Outstanding Shares as of February 28, 2018
NexPoint Advisors, L.P.	Record	2,185,284	$21,066,134	21.04%
Independent Directors
Dr. Bob Froehlich	N/A	None	$0	0%
John Honis	N/A	None	$0	0%
Timothy K. Hui	N/A	None	$0	0%
Bryan A. Ward	N/A	None	$0	0%
Ethan Powell(2)	N/A	None	$0	0%

Name and Address(1)	Type of Ownership	Shares Owned	Value of Securities	Percentage of Outstanding Shares as of February 28, 2018
Interested Director
Dustin Norris(3)	N/A	None	$0	0%
Executive Officers
James Dondero(4)	N/A	None	$0	0%
Clifford Stoops	N/A	None	$0	0%
Frank Waterhouse	N/A	None	$0	0%
Jason Post	N/A	None	$0	0%
All officers and directors as a group (10 persons)	N/A	None	$0	0%

(1)	The address for the Adviser and each director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	Prior to December 8, 2017, Mr. Powell was treated as an Interested Director of the Corporation for all purposes other than compensation and the Corporation’s code of ethics.
(3)	On February 7, 2018, Mr. Norris was appointed an Interested Director of the Corporation.
(4)	Mr. Dondero controls NexPoint Advisors GP, LLC, which is the general partner of the Adviser. Through his control of NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over the shares of the Common Stock directly owned by the Adviser.

Dollar Range of Equity Securities Beneficially Owned by Directors

Set forth in the table below is the dollar range of shares beneficially owned by each director in (i) the Corporation and (ii) all registered investment companies in the Fund Complex overseen by such director.

Name of Director	Dollar Range of Shares of the Corporation (1)	Aggregate Dollar Range of Equity Securities(2) Owned in All Registered Investment Companies Overseen by Director in the Fund Complex (3)
Independent Directors
Timothy K. Hui	None	Over $100,000
Dr. Bob Froehlich	None	Over $100,000
Bryan A. Ward	None	Over $100,000
John Honis	None	None
Ethan Powell(4)	None	Over $100,000

Interested Director
Dustin Norris(5)	None	Over $100,000

(1)	Based on market value as of December 31, 2017.
(2)	Based on market value as of December 31, 2017.
(3)	The “Highland Fund Complex” consists of the Corporation, NHF, each series of HFI, each series of HFII, FRO, GAFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
(4)	Prior to December 8, 2017, Mr. Powell was treated as an Interested Director of the Corporation for all purposes other than compensation and the Corporation’s code of ethics.
(5)	On February 7, 2018, Mr. Norris was appointed an Interested Director of the Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder require that the Corporation’s directors and officers and persons who own beneficially, directly or indirectly, more than 10 percent of any class of the Corporation’s securities file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (“SEC”) and furnish the Corporation with copies of all such reports. Specific due dates for those reports have been established, and the Corporation is required to report in this Proxy Statement any known failure to file such reports by those due dates. Based solely upon a review of the copies of such reports furnished, the Corporation does not know of any director, officer or person who beneficially owns more than 10 percent of any class of the Corporation’s securities who failed to file on a timely basis the required reports.

Role of the Board of Directors, Leadership Structure and Risk Oversight

The Role of the Board of Directors

The Board oversees the management and operations of the Corporation. Like most business development companies and registered investment companies, the day-to-day management and operation of the Corporation is performed by various service providers to the Corporation, such as the Adviser, custodian and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Corporation, with responsibility to monitor and report to the Board on the Corporation’s operations. The Board receives regular reports from these officers and service providers regarding the Corporation’s operations. For example, the Chief Financial Officer provides reports as to financial reporting matters and investment personnel report on the performance of the Corporation. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, and involve the Board’s review of, among other items, recent Corporation operations. The Board also periodically holds telephonic meetings as part of its review of the Corporation’s activities. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Corporation and its oversight role does not make the Board a guarantor of the Corporation’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of six directors, five of whom are not “interested persons,” as defined in 1940 Act, of the Corporation. These individuals are referred to as the Corporation’s independent directors (the “Independent Directors”). The other director, Mr. Norris, is currently treated as an interested director (the “Interested Director”) because of his position with HCMFA, an affiliate of the Adviser. During the fiscal year ended December 31, 2017, the Board convened ten times. Each Director then serving in such capacity attended at least 75% of the meetings. The Corporation encourages, but does not require, Directors to attend the Annual Meeting. However, all Directors attended the Corporation’s annual meeting of stockholders held on June 2, 2017.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Corporation’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Director; (ii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Corporation; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Corporation. For example, the Adviser and other service providers to the Corporation are primarily responsible for the management of the Corporation’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Directors seek to understand the key risks facing the Corporation, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Corporation’s activities from the Adviser and other service providers, including reports regarding the Corporation’s investment portfolio, the compliance of the Corporation with applicable laws, and the Corporation’s financial accounting and reporting. The Board also meets periodically with the Corporation’s Chief Compliance Officer to receive reports regarding the compliance of the Corporation with the federal securities laws and the Corporation’s internal compliance policies and procedures and meets with the Corporation’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Corporation. The Board’s Audit and Qualified Legal Compliance Committee (the “Audit Committee”) also meets regularly with the Chief Financial Officer and the Corporation’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function. The Board also meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation, including its investment risks.

The Board recognizes that not all risks that may affect the Corporation can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Corporation’s goals, that reports received by the directors with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has five Committees, the Audit Committee, the Governance Committee, the Compliance Committee, the Distribution Oversight Committee and the Alternatives Oversight Committee, which are discussed in greater detail below. The Board has adopted charters for each of these committees. For the fiscal year ended December 31, 2017, the Audit Committee held six meetings and the Governance Committee held six meetings. The Compliance Committee held two meetings during the fiscal year ended December 31, 2017. The Distribution Oversight Committee held two meetings during the fiscal year ended December 31, 2017. The Alternatives Oversight Committee held two meetings during the fiscal year ended December 31, 2017. Each Director then serving in such capacity attended at least 75% of the meetings of the Committees of which he is a member.

Audit and Qualified Legal Compliance Committee

The members of the Audit Committee are Dr. Froehlich and Messrs. Hui and Ward, each of whom is an Independent Director. Mr. Ward serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving the Corporation’s independent registered public accounting firm, reviewing with the Corporation’s independent accountants the plans and results of the audit engagement and the adequacy of the Corporation’s internal accounting controls, and approving professional services provided by the independent registered public accounting firm. The Audit Committee is charged with compliance with Rules 205.2(k) and

205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Corporation who appear and practice before the SEC on behalf of the Corporation. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. The Board has determined that Mr. Ward is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

A current copy of the Corporation’s Audit Committee Charter is available on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

Governance Committee

The members of the Governance Committee are Messrs. Hui, Powell and Ward, each of whom is independent for purposes of the 1940 Act. Mr. Powell serves as the Chairman of the Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Directors, as applicable, with respect to the Corporation’s governance, selection and nomination of directors, compensation of directors, and related matters. The Governance Committee is also responsible for at least annually evaluating each director and determining whether to recommend each director’s continued service in that capacity.

The Governance Committee considers nominees properly recommended by the Corporation’s stockholders. The Corporation’s bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide the Corporation with certain information. Generally, to be timely, a stockholder’s notice must be received at the Corporation’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date the proxy statement for the immediately preceding annual meeting of stockholders was released to the Corporation’s stockholders.

The Corporation’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director, such potential nominee may be required to provide additional information to determine his or her qualifications or eligibility to serve on the Board.

The Governance Committee has not established any specific, minimum qualifications that must be met for an individual to be considered for nomination as a director. Criteria and attributes considered by the Governance Committee in evaluating the qualifications of individuals for election as a director, including individuals nominated by stockholders, include the following: experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the individual’s ability to qualify as an Independent Director and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

A current copy of the Corporation’s Governance Committee Charter is available on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

Compliance Committee

The Compliance Committee’s function is to oversee and assist Board oversight of the Corporation’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Corporation and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Corporation and the Adviser or another client of the Adviser. The Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Hui and Powell. Mr. Hui acts as the Chairman of the Compliance Committee.

Distribution Oversight Committee

The members of the Distribution Oversight Committee are Dr. Froehlich and Mr. Honis. The Distribution Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries. Dr. Froehlich serves as Chairman of the Distribution Oversight Committee.

Alternatives Oversight Committee

The members of the Alternatives Oversight Committee are Messrs. Honis and Ward. The Alternatives Oversight Committee is responsible for overseeing any funds that in the Board’s determination employ alternative investment strategies. Mr. Honis serves as Chairman of the Alternatives Oversight Committee.

Compensation Committee

As none of the Corporation’s executive officers are compensated by the Corporation, the Corporation does not have a compensation committee and neither the Board nor a Committee thereof produces and/or reviews a report on executive compensation practices. The Governance Committee reviews and evaluates compensation payable to the Independent Directors at least annually to ensure that such compensation continues to be appropriate in light of the responsibilities of the Independent Directors. The Governance Committee makes any recommendations regarding changes to Independent Directors’ compensation to the Board, and the full Board approves the Independent Directors’ compensation.

Compensation of Directors and Executive Officers

The executive officers of the Corporation receive no direct remuneration from the Corporation. Each Independent Director of the Corporation receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based upon relative net assets. The Independent Directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Directors do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings. The Independent Directors do not receive equity awards or incentive-based compensation and do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Corporation to its directors and the aggregate compensation paid by the Fund Complex to the directors for services rendered in the fiscal year ended December 31, 2017.

Name of Director	Aggregate Compensation from the Corporation	Aggregate Compensation from the Fund Complex(1)
Independent Directors
Timothy K. Hui	$3,063.46	$150,000
Bryan A. Ward	$3,063.46	$150,000
Dr. Bob Froehlich	$3,063.46	$150,000
John Honis(2)	$3,063.46	$150,000
Ethan Powell(3)	$3,063.46	$150,000

Interested Director
Dustin Norris(4)	N/A	N/A

(1)	The “Fund Complex” consists of the Corporation, NHF, each series of HFI, each series of HFII, FRO, GAFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
(2)	Effective May 1, 2015, Mr. Honis is treated as an Independent Director of the Corporation.
(3)	Prior to December 8, 2017, Mr. Powell was treated as an Interested Director of the Corporation for all purposes other than compensation and the Corporation’s code of ethics.
(4)	On February 7, 2018, Mr. Norris was appointed an Interested Director of the Corporation.

Code of Conduct and Code of Ethics

The Corporation expects each of its officers and directors, as well as any person affiliated with its operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Corporation’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Corporation has adopted a Sarbanes-Oxley (“SOX”) Code of Ethics, which is posted on the Corporation’s website at http://nexpointcapital.com/investor-relations/. The SOX Code of Ethics applies to the Corporation’s principal executive officer and principal financial officer.

As required by the 1940 Act, the Corporation and the Adviser have each adopted a Code of Ethics (the “Rule 17j-1 Code of Ethics”) that establishes procedures that apply to the Corporation’s directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. Each Rule 17j-1 Code of Ethics generally does not permit investments by the Corporation’s directors, officers or any other covered person in securities that may be purchased or held by the Corporation. You may access the Corporation’s Rule 17j-1 Code of Ethics on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

Certain Relationships and Related Party Transactions

The Corporation has entered into agreements with the Adviser and Administrator. Certain members of the Corporation’s senior management have ownership and financial interests in the Adviser and the Administrator. Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Corporation. In addition, the Corporation’s executive officers and directors and the members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Corporation does or of investment funds, accounts or other investment vehicles managed by the Corporation’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Corporation’s investment objective.

As a result, the Corporation may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Corporation is not disadvantaged in relation to any other client. Where the Corporation is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Corporation’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Corporation’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Corporation and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Corporation is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Corporation’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Corporation’s Code of Conduct or the Corporation’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Corporation has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Corporation. In exchange for these services, the Corporation will pay the Adviser a fee for investment management services consisting of a base management fee and a performance-based incentive fee. For the fiscal year ended December 31, 2017, the Adviser earned a base management fee of $1,575,420 and an incentive fee of $418,739. During the fiscal year ended December 31, 2017, $1,499,906 of the base management fee earned was voluntarily waived. Fees waived before June 10, 2016 are not subject to recoupment. The Adviser may elect to recoup any fees voluntarily waived from and after June 10, 2016 within three years from the date that such fees were otherwise payable, provided that the recoupment of the Adviser will be limited to the amount of such voluntarily waived fees (excluding any fees the Adviser has indicated are not subject to recoupment) and will not cause the sum of the Corporation’s advisory fees, administration fees, and “Other Expenses” (as defined in the Expense Limitation Agreement), nor will any recoupment exceed the annual rate of 3.40% of average gross assets.

The Corporation has also entered into an administration agreement pursuant to which the Adviser furnishes the Corporation with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable the Corporation to operate. The Corporation has agreed to reimburse the Adviser for its allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the administration agreement. To the extent that the Adviser outsources any of its functions, the Corporation will pay the fees associated with such functions on a direct basis without profit to the Adviser. In no event, however, will the Corporation reimburse the Adviser under the administration agreement in an amount that exceeds an annual rate of 0.4% of the Corporation’s gross assets, including cash and cash equivalents and assets purchased with borrowed funds.

In the future, the Corporation may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Corporation.

Information About the Independent Registered Public Accounting Firm

At a meeting held on December 7-8, 2017, the Corporation’s Audit Committee approved, and the Corporation’s Board, including a majority of the Independent Directors, ratified the selection of, PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018. After reviewing the Corporation’s audited financial statements for the fiscal year ended December 31, 2017, the Corporation’s Audit Committee recommended to the Corporation’s Board that such statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. A copy of the Audit Committee’s report appears below. The directors do not have knowledge of any direct or indirect financial interest of PwC in the Corporation. Representative(s) of PwC will not attend the Annual Meeting.

The following table presents fees for professional services rendered by PwC for the Corporation’s fiscal years ended December 31, 2017 and 2016. One hundred percent (100%) of all services provided by PwC were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Corporation’s pre-approval policies and procedures, the Audit Committee of the Corporation must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Corporation that are related to the operations and financial reporting of the Corporation. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Corporation during the fiscal year in which the non-audit services are provided. PwC provides permitted non-audit services to certain entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Corporation.

	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016
Audit Fees paid by the Corporation	$132,000	$128,000
Audit-Related Fees paid by the Corporation	$67,500	$52,500
Tax Fees paid by the Corporation	$11,430	$11,150
All Other Fees paid by the Corporation	$0	$0
Total Fees	$210,930	$191,650

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Corporation’s year-end financial statements and reviews of the interim financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee(1)

The following is the report of the Audit Committee (the “Committee”) of NexPoint Capital, Inc. (the “Corporation”) with respect to the Corporation’s audited financial statements for the fiscal year ended December 31, 2017.

The Committee oversees the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Committee reviewed the audited financial statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2017 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee has considered and discussed the above described December 31, 2017 audited financial statements with management and with PricewaterhouseCoopers LLP (“PwC”). The Committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Corporation are compatible with maintaining PwC’s independence, and has discussed with PwC its independence of the Corporation.

The Committee discussed with PwC the overall scope and plans for the audit. The Committee met with PwC to discuss the results of their audit, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee’s Charter, the Committee recommended to the Board (and the Board has approved) that the Corporation’s audited financial statements be included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and filed with the SEC.

Stockholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Corporation’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Committee Chair

Dr. Bob Froehlich, Committee Member

Timothy K. Hui, Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Stockholder Proposals

The Corporation expects that the 2019 Annual Meeting of Stockholders will be held in June 2019, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in the proxy statement for the 2019 Annual Meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and received no later than December 28, 2018.

In addition, the Corporation’s bylaws contain an advance notice provision requiring that, if a stockholder’s proposal, including nomination of a director, is brought before the next annual meeting of the Corporation’s stockholders, such stockholder must provide timely notice thereof in writing addressed to Dustin Norris, Secretary, c/o NexPoint Capital, Inc., 300 Crescent Court, Suite 700, Dallas, Texas 75201. Notices of intention to present proposals, including nomination of a director, at the 2018 Annual Meeting must be received by the Corporation between December 28, 2018 and 5:00 p.m. Central Time on January 28, 2019. The submission of a proposal does not guarantee its inclusion in the Corporation’s proxy statement or presentation at the 2019 Annual Meeting of the Stockholders unless certain securities law requirements are met. The Corporation reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Proxies solicited by the Corporation will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Corporation, in good order and complying with all applicable legal requirements, by March 12, 2019, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those stockholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Corporation and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from a broker or the Corporation that they will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder revokes consent. If a stockholder does not want Corporation mailings consolidated and would prefer to receive separate mailings at any time in the future, the stockholder should call the Corporation at (844) 485-9167 or write the Corporation c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 and the Corporation will furnish separate mailings, in accordance with instructions.

COPIES OF THE CORPORATION’S ANNUAL REPORT DATED DECEMBER 31, 2017 TO STOCKHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO AST FUND SOLUTIONS, LLC AT AST FUND SOLUTIONS, ATTN: NEXPOINT 12592 FULFILLMENT, 55 CHALLENGER ROAD, RIDGEFIELD PARK, NEW JERSEY 07660, BY CALLING (800) 967-5074, OR BY SENDING AN E-MAIL TO CORPORATESERVICES@ASTFUNDSOLUTIONS.COM, USING SUBJECT LINE: NEXPOINT 12592 FULFILLMENT.

Communications with Directors

Stockholders of the Corporation who wish to communicate with the directors (or with an individual director) should send communications to the attention of Dustin Norris, Secretary, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the director or directors indicated in the communication or, if no director or directors are indicated, to all directors.

It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States.

Dallas, Texas

May 1, 2018

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

NEXPOINT CAPITAL, INC.

PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2018

The undersigned holder of shares of NexPoint Capital, Inc., a Delaware Corporation (the “Corporation”), revoking prior proxies, hereby appoints Frank Waterhouse and Jason Post, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Stockholders of NexPoint Capital, Inc. at 200 Crescent Court, Crescent Club, Hickory Room, Dallas, Texas 75201 on June 22, 2018, at 8:15 a.m. Central Time (the “Annual Meeting”), or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 967-5074. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2018:

The proxy statement is available online at: https://www.proxyonline.com/docs/NexPoint2018.pdf

NEXPOINT CAPITAL, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Corporation’s Board of Directors. The Proposal has been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Annual Meeting.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS DIRECTORS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL

1.	To elect Class III Directors of the Corporation, to serve for a three-year term expiring at the 2021 Annual Meeting or until his successor is duly elected and qualifies.	FOR	WITHHOLD

	1a. John Honis	¡	¡

	1b. Dustin Norris	¡	¡

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THANK YOU FOR VOTING